MassMutual Artistry
Issued by C.M. Life Insurance Company
Supplement dated December 20, 2002
to the Prospectus dated May 1, 2002

Effective January 2, 2003, this supplements the prospectus to allow, subject to state availability, the sale of the contract to governmental entities pursuant to Section 457(b) of the Internal Revenue Code (Code).

1. On page 4 of the prospectus under the sub-heading “Federal Income Tax Penalty,” at the end of the page, add the following text:

Amounts attributable to contributions made to a governmental 457(b) deferred compensation contract are not subject to the 10% federal income tax penalty upon withdrawal from the governmental 457(b) deferred compensation contract. Such amounts are subject to the penalty if they have been rolled over to and are being withdrawn from a tax-sheltered annuity or an individual retirement annuity.

2. On page 17 of the prospectus under the sub-heading “General Overview,” at the end of the first paragraph add the following text:

Subject to state availability, this contract may also be sold to governmental entities pursuant to Code Section 457(b).

3. On page 19 of the prospectus under the sub-heading “Owner,” in the first paragraph, the second sentence is deleted and replaced with the following:

The owner must be an individual, unless the contract is issued under Code Section 457(b), in which case the owner must be a non-natural entity.

4. On page 32 of the prospectus, the first sentence following the words “your contract” that appear at the top of the page, is deleted and replaced with the following text:

However, if the contract is a governmental 457(b) deferred compensation contract or an individual retirement annuity, you may not take a loan under the contract. Any permissible loans must conform to the requirements of the Code.

5. On page 38 of the prospectus, after the section entitled “Death of the Contract Owner During the Income Phase,” the following sub-heading and text is added:

Death of Annuitant During the Accumulation Phase or the Income Phase

If the owner is a non-natural entity, and the annuitant dies, we will treat the death of the annuitant as the death of the contract owner. If the annuitant dies during the income phase, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of the annuitant’s death.

6. On page 40 of the prospectus, the first sentence following the parenthetical “(individual retirement annuities – IRAs).” shall read as follows:

The 10% penalty tax does not apply to distributions from governmental 457(b) deferred compensation contracts attributable to governmental 457(b) deferred compensation contributions.

7. On page 40 of the prospectus, the first sentence following the bullet points is deleted and replaced with the following:

Generally, distributions from a qualified plan or a governmental 457(b) deferred compensation contract must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire.

8. On page 41, after the section entitled “Withdrawal Restrictions – Texas Optional Retirement Program,” the following sub-heading and text is added:

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;
•	severance from employment;
•	incurring an unforeseeable emergency; or
•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

9. On page 41, the section entitled “Rollovers – Tax-Sheltered Annuity to Individual Retirement Annuity” shall be changed to read as follows:

Rollovers

If it meets the requirements of an eligible rollover distribution, a distribution from a tax-sheltered annuity, an individual retirement annuity, or a governmental 457(b) deferred compensation contract to a surviving spouse may be rolled over to an individual retirement annuity, or to a tax-sheltered annuity, a tax-qualified plan or a governmental 457(b) deferred compensation plan in which the spouse participates, if permitted by the plan. Furthermore, a distribution from a tax-sheltered annuity or from a governmental 457(b) deferred compensation contract to a former spouse who is an alternate payee under a qualified domestic relations order may be rolled over to an individual retirement annuity or other eligible retirement plan, if the distribution meets the requirements of an eligible rollover distribution.

If you are eligible for a distribution from your tax-sheltered annuity or from your governmental 457(b) deferred compensation contract, you may roll the amount distributed into an individual retirement annuity, a tax-sheltered annuity that accepts rollover contributions, or into a tax-qualified plan or a governmental 457(b) deferred compensation plan, if permitted by the plan. Only pre-tax amounts distributed from a tax-sheltered annuity may be rolled over into a tax-qualified plan or a governmental 457(b) deferred compensation plan.

Amounts distributed from a governmental 457(b) deferred compensation contract that are rolled over into an individual retirement annuity, a tax-qualified plan or a tax-sheltered annuity become subject to the 10% federal premature distribution penalty upon subsequent distribution. Amounts from an individual retirement annuity, a tax-sheltered annuity or a tax-qualified plan that are rolled over into a governmental 457(b) deferred compensation contract continue to be subject to the 10% federal premature distribution penalty.